Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tortoise Acquisition Corp. II (the “Company”) on Form 10-K for the period ended December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Stephen Pang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2021	/s/ Stephen Pang
	Name:	Stephen Pang
	Title:	Chief Financial Officer
(Principal Financial Officer)